VIEWS OF THE MANAGER
                            ANNUAL REPORT
                 FOR THE 12 MONTHS ENDED JUNE 30,2000


Dear Fellow Investor:

The total return for East End Capital Appreciation Fund in the twelve months fiscal year end on June 30, 2000 was 106.69%, much greater than that of the Standard & Poor's 600 Index which was 12.70% and the Russell 2000 Index 16.20 %. For the period October 2, 1995 the inception of the Fund to June 30, 2000 the average annual total return for the Fund was 26.36 % , Standard & Poor's 600
 16.92 %,  Russell 2000  15.03 %.  A $10,000 investment during this
period returned   $ 22,521 for the Fund,  $18,038  for the Standard
& Poor's 600 and   $17,137  for the Russell 2000. Dividends and
distributions are included expenses have not since the Index's have none. A exceptional performance for the Fund compared to its peers

Sensing the markets rotation out of old into new industry equities the Manager invested in new industry equities that had been out of favor in 1999. These industries were in Business to Business, Client Management Resources, and Client Access Protection for website. These companies provided software and services to industry for internet website, enabling the efficient and cost effective management of customer sales, service and information access for customers and employees. The Fund held Seibel Systems, Oracle, and Checkpoint Systems leading providers of such software and services.

The internet needed high speed large bandwidth data access to enable commerce over the internet that would replace copper wire with fiber optic telephone equipment and lines of which Nortel Networks,
Comverse Communications, and  JDS Uniphase, provided   all were
holdings of the Fund.

Management will continue to seek insights into future developments in the marketplace and continue to provide above average returns for the Fund's shareholders.

We look foward to a continuing relationship with our current shareholders and to reward their confidence in management.


Sincerely,


/s/ Aristides Matsis, President




                           FUND HIGHLIGHTS

The total return for East End Capital Appreciation Fund in the twelve months fiscal year end on June 30, 2000 was 106.69%, much greater than that of the Standard & Poor's 600 Index which was 12.70% and the Russell 2000 Index 16.20 %. For the period October 2, 1995 the inception of the Fund to June 30, 2000 the average annual total return for the Fund was 26.36 % , Standard & Poor's 600
 16.92 %,  Russell 2000  15.03 %.  A $10,000 investement during this
period returned   $ 22,521 for the Fund,  $18,038  for the Standard
& Poor's 600 and   $17,137  for the Russell 2000. Dividends and
distributions are included expenses have not since the Index's have none. A exceptional performance for the Fund compared to its peers

                          MARKET HIGHLIGHTS

Sensing the markets rotation out of old into new industry equities the Manager invested in new industry equities that had been out of favor in 1999. These industries were in Business to Business, Client Management Resources, and Client Access Protection for website. These companies provided software and services to industry for internet website, enabling the efficient and cost effective management of customer sales, service and information access for customers and employees. The Fund held Seibel Systems, Oracle, and Checkpoint Systems leading providers of such software and services.

This graph and chart is presented in accordance with SEC regulations, compares a $10,000 investment in the Fund made at inception, with the performance of the Standard & Poor's 600 Index and the Russell 2000 Index which are a basket of unmanaged stocks with similar characteristics as the Fund invests in. Results include the reinvestment of all capital gains distributions but no expenses since Index's have none. Performance is historical and does not represent future results. Investment returns and principal value vary and you may have a gain or loss when you sell shares.

The bar chart shows variability of the Fund's shares as a percent change of net asset value on a fiscal year basis. During the 4 3/4 year period shown in the bar chart, the highest return for a 12 month period was 106.69% for the last fiscal year ending June 30, 2000 and the lowest return was -17.87% for the 12 month period ending June 30,1997. .


                              RISK RETURN TABLE

Average Annual
Total Returns            Past     Past 4
For the periods      Year         3/4
ending                            Years
June 30, 2000                     10/95 to
                                  6/2000

East End Capital
Appreciation         106.69 %     23.17 %

Standard & Poor's
600 Index            12.70 %      16.92 %

Russell 2000 Index
                     16.20 %      15.03 %



The Fund's total return over its last fiscal year ending June 30, 2000 relative to the Standard and Poor's 600 and Russell 2000 both are broad based unmanaged market index's with similar investment objectives as the Fund were as follows: the Fund's fiscal one year return was 106.69%, the Standard and Poor's 600 Index was 12.70% and the Russell 2000 16.20%.

















         EAST END MUTUAL FUNDS - CAPITAL APPRECIATION SERIES
                       SCHEDULE OF INVESTMENTS
                            JUNE 30, 2000



                                              SHARES              VALUE
COMMON STOCKS - 91.8%
Commercial Services Security - 16.6 %
Checkpoint Software Tech.Ltd.        *          365               77,289

Computer Software - 22.6%
Oracle Corporation                   *          580               48,756
Siebel Systems                       *          340               55,611

Insurance - 2.1%
Conseco, Inc.                                   200                9,750

Internet Services  - 7.9%
TIBCO Software Inc.                  *          340               36,699

Medical Equipment - 0.8%
VISX Inc.                            *          130                3,648

Pharmaceuticals - 9.0%
Andrx Corp.                          *          323               20,652
Inhale Therapeutic Systems           *          210               21,315

Semiconductors - 8.0%
Intel Corp.                                     270               36,096

Telecommunications Equipment - 24.8%
Comverse Technolgy Inc.              *          280               26,040
JDS Uniphase Corp.                   *          210               25,174
Nortel Networks Corp.                *          672               46,536
Qualcomm Corp.                       *          280               16,800

Total Investments - 91.8%                                        424,366
Cash and Other Assets Less Liabilities - 8.2%                     37,224
                                                              $  462,224

* Non income producing security

  The accompanying notes are a integral part of these financial statements








                          SANVILLE & COMPANY
                     Certified Public Accountants
                          1514 Old York Road
                          Abington, PA 19001
                             215 884-8460

                     INDEPENDENT AUDITORS REPORT

                       To the Shareholders and
                      Board of Directors of the
                     East End Mutual Funds, Inc.
                     Capital Appreciation Series

We have audited the accompanying statement of assets and liabilities of East End Mutual Funds. Inc.- Capital Appreciation Series, including the schedule of investments owned as of June 30, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000 by correspondence with the custodian and brokers,. An audit also includes assessing the accounting principles used and significant estimates when made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of East End Mutual Funds, Inc. - Capital Appreciation Series as of June 30, 2000 the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Abington, Pennsylvania
                  Sanville & Company
August 2, 2000
                      Certified Public Accountants







      EAST END MUTUAL FUNDS, INC, - CAPITAL APPRECIATION SERIES
                 STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2000

ASSETS

Investments in securities at value
Cost - $173,637)( Notes 1 and 3)                             $ 424,366
U.S. Government securities money market account                  5,338
Cash at custodian bank                                           1,043
Dividend receivable                                                 28
Receivable for investment securities sold                       81,952
Total assets                                                   512,737


LIABILITIES

Due to manager                                                     357
Payable for investment securities purchased                     50,146

Total liabilities                                               50,503


NET ASSETS                                                   $ 462,224

Net assets consist of :

Capital paid-in                                              $ 212,995
Accumulated net realized loss on investments                  ( 1,500)
Net unrealized appreciation of investments                     250,729

NET ASSETS                                                   $ 462,224

NET ASSET VALUE PER SHARE
(based on 22,014 shares outstanding -
authorized with a $.001 per share par value)              $      21.00

The accompanying notes are an integral part of these financial statements




      EAST END MUTUAL FUNDS, INC. - CAPITAL APPRECIATION SERIES
                       STATEMENT OF OPERATIONS
                       YEAR ENDED JUNE 30, 2000


INVESTMENT INCOME

Income
Dividends                                                   $    1,085

Total income
                                                                 1,085

Expenses
Investment management fees (Note 2)                              3,552
Custodian fees                                                   2,667

Total expenses                                                   6,229

Net investment loss                                            ( 5,144)


REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments                                   700
Change in net unrealized gain on investments                   243,672

Net realized and unrealized gain on investments                244,372

Net increase in net assets resulting from operations         $ 239,228


The accompanying notes are an integral part of these financial statements


         EAST END MUTUAL FUNDS - CAPITAL APPRECIATION SERIES
                  STATEMENT OF CHANGES IN NET ASSETS


                                             Year Ended           Year Ended
                                            June 30, 2000        June 30, 2000

INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net Investment loss                       $    (5,144)          $  (  2,904)
Net realized gain on investments                  700                 1,835
Change in net unrealized appreciation
on investments                                243,672                15,687
Net increase (decrease) in net assets
resulting from operations                     239,228                14,618

Distributions to shareholders from:
Net investment income
Net realized gain

Total distributions

Share Transactions
Net proceeds from sales of shares               1,006
Reinvestment of distributions
Cost of shares redeemed                       ( 2,500)
Net decrease in net assets resulting
from share transactions                       ( 1,494)

Total increase in net assets                  237,734                14,618

Net Assets
Beginning of year                             224,490               209,872
End of year                                   462,224               224,490

Other information
Shares:
Sold                                               55
Issued in reinvestment of distributions
Redeemed                                    (     135)
Net (decrease)                              (      80)


The accompanying notes are an integral part of these financial statements




          EAST END MUTUAL FUNDS, INC. - CAPITAL APPRECIATION SERIES
                             FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH  PERIOD

                                      For the Year Ended  June 30   Oct 2,1995
                                                                          to
                                         2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD($) 10.160   9.500  10.340  13.730  10.480
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss                    ( 0.018) (0.130) (0.290) (0.370) (0.007)
Net Realized and Unrealized Gain
(Loss) on Investments                   10.858   0.790  (0.550) (2.083)  3.335
TOTAL FROM INVESTMENT OPERATIONS        10.840   0.660  (0.840) (2.453)  3.328

LESS DISTRIBUTIONS:
Distributions from Net Realized gain:                            0.937   0.078
TOTAL DISTRIBUTIONS                                              0.937   0.078

NET ASSET VALUE,END OF PERIOD ($)       21.000  10.160   9.500  10.340  13.730

TOTAL RETURN (%)                       106.693   6.947  (8.124)(17.870) 31.730

RATIOS / SUPPLEMENTAL DATA:
Ratio of Expenses (After Reimbursement)
to Average Net Assets (%)                1.801   2.668   3.057   4.840   2.770 *
Ratio of Net Investment Loss to Average
Net Assets (%)                          (1.488) (1.411) (2.658) (3.670) (0.910)*
Portfolio Turnover Rate (%)             42.139  77.364  86.840  26.980  65.810%*
NET ASSETS, END OF PERIOD($)           462,224 224,490 209,872 235,139 $284,414

* annualized

The accompanying notes are an integral part of these financial statements

       EAST END MUTUAL FUNDS,INC.- CAPITAL APPRECIATION SERIES
                      NOTES TO FINANCIAL STATEMENTS
                             June 30, 2000


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Organization: East End Mutual Funds, Inc.- Capital Appreciation Series ("the Fund") is a series of East End Mutual Funds, Inc. ("the Company") a Maryland corporation. The Fund is a diversified open end management company registered under the Investment Company Act of 1940 as amended.

   The following is a summary of significant accounting policies followed by the Fund.

   Security Valuation: Securities are valued at the last reported sales price or in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the supervision on the Company's Board of Directors in accordance with methods which have been authorized by the Board. Short term debt obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

   Securities Transactions and Investment Income: Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is determined on the accural basis. Discount on fixed income securities is amortized.

   Dividends and distributions to Shareholders: The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

   Permanent book and tax difference relating relating to shareholder dist-ributions may result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and un-realized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

   Federal Income Taxes: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. accordingly no provision for Federal income taxes will be made.

2. MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES

   Unlike the terms of the investment management agreement, East End Investment Management Company ("the Manager") has agreed to provide the Fund investment management services and be responsible for the day to day operations of the Fund. The Manager will receive a fee payable monthly, for the performance of its services at an annual rate of 1% on the first $500 million of average daily net assets and .75% in excess of $500 million of average daily net assets. The fee will be accrued daily and paid monthly. A management fee of $3,552 was paid for the year ended June 30, 2000.

   The Manager has voluntarily agreed to bear expenses of the Fund in excess of 1% of daily net assets plus custodian fees over and above the management fee.

   The Manager provided transfer agency, portfolio pricing, administration accounting, financial reporting, tax accounting and compliance services to the fund at no charge for the year ended June 30, 2000.

   The fund has adopted a distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. The Fund may incur distribution expenses of up to .50% of average daily net assets. No distribution fee was accrued for the year ended June 30, 2000.

   Certain officers and directors of the Fund are also officers and directors of the Manager.

3. INVESTMENT TRANSACTIONS:

   Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2000 were $140,289 and $169,559 respectively.

   At June 30, 2000 net unrealized appreciation for federal income tax purposes aggregated $250,729 of which $258,759 related to unrealized appreciation of securities and $8,030 related to unrealized depreciation of securities. The cost of investments at June 30,2000 for federal income tax purposes was $173,637.

   August 3, 2000                              Sanville & Company
   Abington, PA                      Certified Public Accountants


                         SIGNATURES


Pursuant to the requirements of the Securities act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Form N-30D and has duly caused this Post-Effective Amendment to be signed on behalf of the undersigned, on the 14th. day of September 2000.

                                    East End Mutual Funds, Inc.

                                    By: /s/ Aristides M. Matsis
                                    Aristides M. Matsis, President